                                                                      EXHIBIT 3




===============================================================================




                         REGISTRATION RIGHTS AGREEMENT


                                    BETWEEN

                           DANKA BUSINESS SYSTEMS PLC

                                      AND

                   CYPRESS MERCHANT BANKING PARTNERS II L.P.,


                        CYPRESS MERCHANT BANKING II C.V.

                                      AND

                          55TH STREET PARTNERS II L.P.


                         DATED AS OF _________, __ 1999




===============================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I

         DEFINITIONS

         SECTION 1.1  Certain Defined Terms.......................................................................
         SECTION 1.2  Other Defined Terms.........................................................................
         SECTION 1.3  Other Definitional Provisions...............................................................

ARTICLE II

         REGISTRATION RIGHTS

         SECTION 2.2  Piggyback Registrations.....................................................................
         SECTION 2.3  Piggyback Listings..........................................................................
         SECTION 2.4  Preservation of Rights......................................................................

ARTICLE III

         REGISTRATION PROCEDURES

         SECTION 3.2  Registration Expenses.......................................................................
         SECTION 3.3  Limitations on Sale or Distribution of Other Securities.....................................
         SECTION 3.4  Company Right to Postpone Registration......................................................
         SECTION 3.5  No Required Sale............................................................................

ARTICLE IV

         INDEMNIFICATION AND CONTRIBUTION

         SECTION 4.1  Indemnification.............................................................................
         SECTION 4.2  Contribution................................................................................

ARTICLE V

         GENERAL PROVISIONS

         SECTION 5.1  Rule 144....................................................................................
         SECTION 5.2  Further Assurances..........................................................................
         SECTION 5.3  Amendment...................................................................................
         SECTION 5.4  Waiver of Jury Trial........................................................................
         SECTION 5.5  Judgment Currency...........................................................................
         SECTION 5.6  Severability................................................................................
         SECTION 5.7  Effective Date..............................................................................
         SECTION 5.8  Entire Agreement; No Third Party Beneficiaries..............................................

                                                                                                               Page
                                                                                                               ----
         SECTION 5.9   Assignment.................................................................................
         SECTION 5.10  Counterparts...............................................................................
         SECTION 5.11  Remedies...................................................................................
         SECTION 5.12  Notices....................................................................................
         SECTION 5.13  Governing Law; Consent to Jurisdiction.....................................................
         SECTION 5.14  Interpretation.............................................................................

                         REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of ________ __, 1999 between DANKA BUSINESS SYSTEMS PLC, a limited liability company organized and existing under the laws of England and Wales (the "Company") and CYPRESS MERCHANT BANKING PARTNERS II L.P., a Delaware limited partnership, CYPRESS MERCHANT BANKING II C.V., a limited partnership organized under the laws of The Netherlands, and 55TH STREET PARTNERS II L.P., a Delaware limited partnership (collectively, the "Subscribers").

                             W I T N E S S E T H :

                  WHEREAS, the Company and the Subscribers have entered into a Subscription Agreement, dated as of November 2, 1999 (the "Subscription Agreement"), pursuant to which the Company has agreed to issue its 6.50% Senior Convertible Participating Shares (the "Participating Shares"), which are convertible into Ordinary Shares, nominal value 1.25 pence per share ("Ordinary Shares"), of the Company and which may, in certain circumstances, be delivered to such holders in the form of American Depositary Shares representing such Ordinary Shares ("ADSs"), and the Subscribers have agreed to subscribe for the Participating Shares;

                  WHEREAS, as a condition and inducement to the Subscribers' willingness to enter into the Subscription Agreement, the Company has agreed to provide the registration rights set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the Company and the Subscribers hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                  SECTION 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

                  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

                  "Agreement" means this Registration Rights Agreement, as it may be amended, supplemented, restated or modified from time to time.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or London are authorized or required by law to close.

                  "Closing" has the meaning ascribed to such term in the Subscription Agreement.

                  "control" means, with respect to the relationship between or among two or more Persons, the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, and the terms "controlled by" and "under common control with" shall have correlative meanings.

                  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

                  "Expenses" means any and all fees and expenses incident to the Company's performance of or compliance with its obligations under this Agreement (other than internal expenses incurred by the Company including the services of the Company's executive officers and legal department), including, without limitation: (i) registration, filing and other fees of the SEC or relating to any U.S. or U.K. securities exchange or market registration or qualification, (ii) fees and expenses of compliance with U.S. state and local securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including reasonable fees and expenses of "blue sky" counsel,
(iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of U.S., English and other counsel for the Company, (vii) with respect to each registration, the reasonable fees and disbursements of one counsel for the selling Holder(s) (selected by the Initiating Holder, in the case of a Demand Registration, or by the Requisite Percentage of Participating Holders, in the case of a Piggyback Registration), (viii) fees and disbursements of the Company's independent public accountants (including the expenses relating to any audit or limited review and "comfort" letters) and (ix) any other fees and disbursements of underwriters, if any, customarily paid by issuers of securities in the United States or the United Kingdom, as the case may be.

                  "Governmental Authority" means any governmental, regulatory or administrative agency, authority, instrumentality or commission or any court, tribunal or judicial or arbitral body of the United States (federal, state or local), the United Kingdom, any other country or the European Community or any other supranational organization or body.

                  "Holder" means each Person who owns Registrable Securities and is either (a) a Subscriber or (b) any direct or indirect transferee of a Subscriber which agrees to be bound by the provisions of this Agreement as a "Holder" hereunder; provided that only a transferee to whom a Subscriber specifically assigns the rights to make a Demand Registration shall be permitted to make a Demand Registration Request pursuant to Section 2.1(a).

                  "Independent Investment Banking Firm" means an investment banking firm of nationally recognized standing that is, in the reasonable judgment of the Person engaging such firm, qualified to perform the task for which it has been engaged.

                  "Initial Interest" means, with respect to any Shareholder, all of the Participating Shares beneficially owned by such Shareholder immediately following the Closing.

                  "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any group comprised of two or more of the foregoing.

                  "Registrable Ordinary Shares" means the Ordinary Shares issued upon conversion of the Participating Shares, including any additional Ordinary Shares issued in respect thereof in connection with a share split, share dividend or similar event with respect to the Ordinary Shares.

                  "Registrable ADSs" means the ADSs, if any, representing the Ordinary Shares issued upon conversion of the Participating Shares, including any additional ADSs issued in respect thereof in connection with a share split, share dividend or similar event with respect to the Ordinary Shares underlying such ADSs.

                  "Registrable Securities" means (a) the Participating Shares (including Participating Shares issued as dividends or by way of bonus issues),
(b) the Registrable Ordinary Shares and (c) the Registrable ADSs, in each case whether beneficially owned by a Holder as of the Closing or thereafter acquired by such Holder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold (other than in a privately-negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities are eligible for sale pursuant to Rule 144 without being subject to applicable volume limitations thereunder or (iv) such securities shall have ceased to be outstanding.

                  "Registration Period" means the period ending on the date when there are no Holders of Registrable Securities.

                  "Requisite Percentage of Participating Holders" means, with respect to any registration pursuant to Section 2.2., Holders of a majority in interest of the total Registrable Securities which the Company has been requested to register by all Holders.

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended.

                  "Share Capital" means any and all shares, interest, participation or other equity equivalents (however designated and whether voting or non-voting) and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such shares, interest, participation or other equity equivalents, including, to the fullest extent applicable, American depository receipts or similar instruments representing any such Share Capital.

                  "Transfer" means, as to any security, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition, of such security beneficially owned by a Person or any interest in any such security beneficially owned by a Person.

                  "Voting Shares" means shares of the class or classes of Share Capital (including, in the case of the Company, the Ordinary Shares and the Participating Shares) pursuant to which the holders thereof have the general voting power to vote at meetings of Shareholder (irrespective of whether or not at the time shares of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                  SECTION 1.2 Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:

                  Term                                      Section
                  ----                                      -------
                  ADSs                                      preamble
                  Claims                                    2.8(a)
                  Demand Exercise Notice                    2.1(a)
                  Demand Registration Request               2.1(a)
                  Demand Registrations                      2.1(a)
                  Initiating Holder                         2.1(a)
                  Initiating Holder Group                   2.1(a)
                  Litigation                                5.13
                  Ordinary Shares                           preamble
                  Other Holders                             2.1(b)
                  Participating Share                       preamble
                  Piggyback Registration                    2.2(a)
                  Piggyback Listing                         2.3(a)
                  Subscription Agreement                    preamble

                  SECTION 1.3 Other Definitional Provisions. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified;

                  (2) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms; and

                  (3) All references to U.S. federal or New York state legal terms or concepts in this Agreement shall be deemed to include, to the fullest extent applicable, the equivalent legal terms or concepts in or of other jurisdictions. Notwithstanding the preceding sentence or any provision of this Agreement to the contrary, the preceding sentence and the application of the definitional provisions thereof shall be subject in all respects to Section
5.13 hereof.


                                   ARTICLE II

                              REGISTRATION RIGHTS

                  SECTION 2.1 Demand Registrations. (a) At any time and from time to time after the first anniversary of the Closing and during the Registration Period, any Subscriber (and any other Holder to whom a Subscriber has specifically transferred its rights under this Section 2.1) shall have the right to require the Company to file a registration statement under the Securities Act covering all or any part of their respective Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holder(s), a price range acceptable to such Holder for the sale of such Registrable Securities and the intended method of distribution thereof. All such requests pursuant to this Section 2.1(a) are referred to herein as "Demand Registration Requests" and the registrations so requested are referred to herein as "Demand Registrations" (with respect to any Demand Registration, the Holder making such demand for registration being referred to as the "Initiating Holder" and, in the case that the Initiating Holder is a Subscriber, such initiating Holder, together with the other Subscribers, the "Initiating Holder Group"). As promptly as practicable, but no later than 10 Business Days after receipt of a Demand Registration Request, the Company shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all Holders of record of Registrable Securities.

                  (b) The Company shall include in a Demand Registration (i) the Registrable Securities of the Initiating Holder and the other members of the Initiating Holder Group that shall have made a written request to the Company for inclusion thereof in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such other members) within the time period specified below and (ii) the Registrable Securities of any other Holder (other than members of the Initiating Holder Group) (collectively, the "Other Holders") that shall have made a written request to the Company for inclusion thereof in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder(s)) within 30 days after the receipt of the Demand Exercise Notice.

                  (c) The Company shall, as expeditiously as practicable following a Demand Registration Request, use its best efforts to (i) effect the registration under the Securities Act

(including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested by the Initiating Holder and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register by the Initiating Holder Group and the Other Holders (to the extent permitted to be included in accordance with the terms hereof), for distribution, in accordance with such intended method of distribution, and (ii) if requested by the Initiating Holder, obtain acceleration of the effective date of the registration statement relating to such registration.

                  (d) The rights of Holders of Registrable Securities to request Demand Registrations pursuant to Section 2.1(a) are subject to the following limitations: (i) in no event shall the Company be required to effect more than four Demand Registrations pursuant to this Agreement; (ii) the Company shall not be required to take any action to effect any Demand Registration within the six-month period following the effective date of a previous Demand Registration; and (iii) the Company shall not be obligated to effect more than one Demand Registration under which the aggregate number of Registrable Securities to be included in such Demand Registration would not exceed 10% of the Subscribers' Initial Interest.

                  (e) A registration requested pursuant to this Section 2.1 will not be deemed to have been effected unless the relevant registration statement has become effective; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for an aggregate of more than 30 days in the 180 days following the date of effectiveness, such registration will be deemed not to have been effected.

                  (f) If a requested registration pursuant to this Section 2.1 involves an underwritten offering, the Initiating Holder shall have the right to select in good faith an investment banker or bankers and managers of nationally recognized standing to administer the offering; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company. The Company shall notify the Initiating Holder if the Company objects to any investment banker or manager selected by the Initiating Holder pursuant to this Section 2.1(f) within 10 Business Days after the Initiating Holder has notified the Company of such selection.

                  (g) If the managing underwriter of any underwritten offering shall advise the Holders participating in a Demand Registration that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Initiating Holder, then the Initiating Holder shall have the right to notify the Company that it has determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement. If a requested registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range reasonably acceptable to the Initiating Holder, the Company will include in such registration only the

Registrable Securities requested to be included in such registration pursuant to this Section 2.1. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold in such offering within a price range acceptable to the Initiating Holder, the Company shall include in such registration the number of Registrable Securities proposed to be sold by the Initiating Holder Group (to the extent the managing underwriter believes that such Registrable Securities can be sold in such offering within such price range, and if they cannot and the Initiating Holder chooses not to exercise its rights provided in the first sentence of this paragraph, such smaller number of Registrable Securities of the members of the Initiating Holder Group as specified by the Initiating Holder) and, to the extent the managing underwriter believes that additional Registrable Securities can be sold in such offering within such price range, the number of Registrable Securities proposed to be sold by the Other Holders, allocated pro rata among the Other Holders on the basis of the relative number of shares of Registrable Securities requested to be registered pursuant to clause (ii) of Section 2.1(b) by each such Holder. In the event that the number of Registrable Securities requested by all Holders to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company or other holders who are entitled to exercise "piggyback" or similar registration rights may include in such registration a number of securities that the Company proposes to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold in such offering within a price range acceptable to the Initiating Holder.

                  (h) If the Company at any time grants to any other holders of Voting Shares (or securities that are convertible, exchangeable or exercisable into Voting Shares) any rights to request the Company to effect the registration under the Securities Act of any such Voting Shares (or any such securities) on terms (other than with respect to the number of demands permitted to be requested) more favorable to such holders than the terms set forth in this Section 2.1, then the Holders shall be entitled to such more favorable rights and benefits.

                  SECTION 2.2 Piggyback Registrations. (a) If, at any time following the first anniversary of the Closing, the Company proposes or is required to register any shares of its Share Capital under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger, consolidation or acquisition or
(ii) a Demand Registration pursuant to Section 2.1) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give reasonable written notice of its intention to do so to each of the Holders of record (but in no event less than 20 days before the anticipated filing date). Upon the written request of any Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to the remainder of this Section 2.2, use its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities that the Company at the time proposes to register) to permit the sale or other disposition by such Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered (such registration, a "Piggyback Registration"). There is no limitation on the number of Piggyback Registrations pursuant to the preceding sentence that the Company is obligated to effect. No registration effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations.

                  (b) If, at any time after giving written notice of its intention to register any shares of its Share Capital and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such shares of its Share Capital, the Company may, at its election, give written notice of such determination to all Holders of record and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its shares of its Share Capital, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other shares of its Share Capital.

                  (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and
(ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

                  (d) If the managing underwriter of any underwritten offering shall inform the Company in writing of its belief that the number of Registrable Securities requested to be included in a registration under this
Section 2.2 would materially adversely affect such offering, then the Company will include in such registration, first, the securities proposed by the Company to be sold for its own account, second, the Registrable Securities and any other securities of the Company with respect to which the holders thereof are entitled to and desire "piggyback" or similar registration rights, pro rata among all such holders on the basis of the relative number of securities of the Company requested to be registered pursuant to Section 2.2(a) or such other "piggyback" or similar registration rights by each such holder and third, other securities of the Company.

                  (e) If a Piggyback Registration pursuant to this Section involves an underwritten offering, the Company shall have the right in its reasonable discretion to select an investment banker or bankers and managers of nationally recognized standing to administer the offering.

                  SECTION 2.3 Piggyback Listings. (a) If, at any time following the first anniversary of the Closing, the Company proposes or is required to list any shares of its Share Capital on the London Stock Exchange (other than following registration under the Securities Act in accordance with this Agreement), whether or not for its own account, the Company shall give reasonable written notice of its intention to do so to each of the Holders of record. Upon the written request of any Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Ordinary Shares or, if securities issued by the Company similar to other Registrable Securities are then listed or quoted on the London Stock Exchange, such other Registrable Securities ("U.K. Listed Shares") intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to the remainder of this
Section 2.3, use its best efforts to cause all such U.K. Listed Shares, the Holders of which have so requested the listing thereof, to be listed on the London Stock Exchange (with the securities that the Company at the time proposes to list) to permit the sale or other disposition by such Holders (in accordance with the intended method of distribution thereof) of the U.K. Listed Shares to be so listed (such listing, a "Piggyback Listing"). There is no limitation on the number of Piggyback Listings pursuant to the preceding sentence that the Company is obligated to effect. No listings effected under this Section 2.3(a) shall relieve the Company of its obligations to effect Demand Registrations.

                  (b) If, at any time after giving written notice of its intention to list any shares of its Share Capital in accordance with Section 2.3(a) and prior to the listing of such shares, the Company shall determine for any reason not to list or to delay listing of such shares of its Share Capital, the Company may, at its election, give written notice of such determination to all Holders of record and (i) in the case of a determination not to list, shall be relieved of its obligation to list any U.K. Listed Shares in connection with such abandoned listing, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such listing of its shares of its Share Capital, shall be permitted to delay the listing of such U.K. Listed Shares for the same period as the delay in listing such other shares of its Share Capital.

                  (c) Any Holder shall have the right to withdraw its request for inclusion of its U.K. Listed Shares in any listing pursuant to this Section
2.3 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such listing and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include U.K. Listed Shares in the listing as to which such withdrawal was made.

                  (d) If the managing underwriter of any underwritten offering shall inform the Company in writing of its belief that the number of U.K. Listed Shares requested to be included in a listing under this Section 2.3 would materially adversely affect such offering, then the Company will include in such listing, first, the securities proposed by the Company to be sold for its own account, second, the U.K. Listed Shares and any other securities of the Company with respect to which the holders thereof are entitled to and desire "piggyback" or similar rights, pro rata among all such holders on the basis of the relative number of securities of the Company requested to be listed pursuant to Section 2.3(a) or such other "piggyback" or similar registration rights by each such holder and third, other securities of the Company.

                  (e) If a Piggyback Listing pursuant to this Section 2.3 involves an underwritten offering, the Company shall have the right in its reasonable discretion to select an investment banker or bankers and managers of nationally recognized standing to administer the offering.

                  (f) If and whenever the Company is required by the provisions of this Section 2.3 to effect or cause the listing of any U.K. Listed Shares, the Company shall (i) comply with all applicable laws and the requirements of the relevant securities exchange or market or quotation system in respect of such listing; (ii) consult with the Holders in respect of all aspects of such listing; and (iii) comply with the reasonable requests of the Holders in respect of the form and content of any documents (including, without limitation, listing particulars and circulars) prepared in connection with such listing, and otherwise in connection with the procedural requirements for listing.

                  SECTION 2.4 Preservation of Rights. The Company shall not grant any registration or listing rights to third parties which contravene the rights of Holders granted hereunder.


                                  ARTICLE III

                            REGISTRATION PROCEDURES

                  SECTION 3.1 Registration Procedures. Subject to Section 2.2(b), if and whenever the Company is required by the provisions of this Agreement to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as practicable:

                  (a) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form (i) shall be selected by the Company (provided, that if any registration requested pursuant to this Agreement which is proposed by the Company to be effected by filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, it is of material importance to the success of such proposed offering to include in such registration statement information not required to be included pursuant to Form S-3, then the Company shall supplement such registration statement as reasonably requested by such managing underwriter) and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such registration statement to become effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under U.S. state securities or "blue sky" laws, the Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Initiating Holder, in the case of a Demand Registration, or the Requisite Percentage of Participating Holders, in the case of a Piggyback Registration) and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and, in the case of a Demand Registration, reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto with respect to a Demand Registration to which the Holders of a majority of the Registrable Securities covered by such registration statement or the managing underwriter, if any, shall reasonably object in writing;

                  (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement in each case until the earlier of (i) such time as all such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement by the Holder or Holders thereof and (ii) the expiration of 120 days from the date such registration statement first becomes effective;

                  (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement, and such other documents, as such seller and underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities as contemplated by such registration statement;

                  (d) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions within the United States as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, to the extent such registration or qualification is required by law, and do any and all other acts and things that may be necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify generally to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (e) enter into such customary agreements (including an underwriting agreement in customary form, which may include customary indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for, the provisions of Section 4.1 hereof) and take such other actions as the Initiating Holder, in the case of a Demand Registration, or the underwriters, if any, shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (f) obtain (i) any opinion of U.S., English and other counsel for the Company, dated the date of the closing under the underwriting agreement with respect to such offering, in customary form and in form and scope reasonably satisfactory to the underwriter and its counsel and (ii) any "comfort" letter signed by the independent public accountants in customary form and covering matters of the type customarily covered by "comfort" letters;

                  (g) notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any, as soon as practicable: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the U.S. state securities or "blue sky" laws or the initiation of any proceeding for such purpose; and (v) of the existence of any fact of which the Company becomes aware that results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and, if the notification relates to an event described in clause (v), the Company shall, as soon as reasonably practicable, subject to Section 3.1(b), prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus as supplemented or amended so that, as thereafter delivered to the Holders of such Registrable Securities, the prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

                  (h) use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earning statement (which need not be audited) covering the period of at least 12 consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder;

                  (i) use its best efforts to (i) cause all such Registrable Securities covered by such registration statement to be listed on each U.S. or U.K. securities exchange or market or quotation system on which similar securities issued by the Company are then listed or quoted (if any), and provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;
(ii) comply with all applicable laws and the requirements of the relevant securities exchange or market or quotation system in respect of such listing;
(iii) consult with the Holders in respect of all aspects of such listing; and
(iv) comply with the reasonable requests of the Holders in respect of the form and content of any documents (including, without limitation, listing particulars and circulars) prepared in connection with such listing, and otherwise in connection with the procedural requirements for listing;

                  (j) deliver, as soon as practicable, to each Holder and one counsel for the selling Holders participating in the offering and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and any memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda that contain information subject to attorney-client privilege with respect to the Company or other shareholders, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) use reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

                  (l) provide a CUSIP number for all Registrable Securities sold pursuant to the Registration Statement, not later than the effective date of the registration statement;

                  (m) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

                  (n) promptly prior to the filing of any document that is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement), provide copies of such document to one counsel for the selling Holders and to each managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document concerning the selling Holders prior to the filing thereof as such counsel for such selling Holders or underwriters may reasonably request;

                  (o) furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one signed copy of the registration statement and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (p) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

                  (q) use reasonable efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any "road shows" or other selling efforts that may be reasonably requested by the selling Holders in connection with the methods of distribution for the Registrable Securities;

                  (r) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities at least two Business Days prior to any sale of Registrable Securities; and

                  (s) take all such other reasonable actions as are necessary or advisable or reasonably requested by the selling Holders of Registrable Securities in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require as a condition precedent to the Company's obligations under this Section 3.1 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law, by the SEC or by any securities exchange or market or quotation system on which the Registrable Securities are to be listed or quoted in connection therewith; provided, that such information shall be used only in connection with such registration and the fulfillment of the Company's obligations under this Agreement. Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (g) of this Section 3.1, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of a supplemented or amended prospectus as contemplated by paragraph
(g) of this Section 3.1 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of any prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the

Company shall give any such notice, the 120-day period mentioned in paragraph
(b) of this Section 3.1 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (g) of this Section 3.1. If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

                  SECTION 3.2 Registration Expenses. To the fullest extent permitted by applicable laws, the Company will pay (or promptly reimburse the payment of) all Expenses incurred in connection with each registration statement filed pursuant to this Agreement and the fulfillment of the Company's obligations under this Agreement, provided, however, that all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in connection with any registration statement filed pursuant to this Agreement shall be borne by the Holders of the Registrable Securities sold pursuant to such registration statement, pro rata in proportion to the number of Registrable Securities of each such Holder included in such registration.

                  SECTION 3.3 Limitations on Sale or Distribution of Other Securities. (a) To the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 2.1 and 2.2, each Holder of Registrable Securities agrees not to Transfer, including, without limitation, any sale pursuant to Rule 144 under the Securities Act, any Registrable Securities (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 90 days from the effective date of the registration statement (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-8 or any successor or similar form that is then in effect or upon the conversion, exchange or exercise of any then outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for Registrable Securities or on Form S-4 or any successor or similar form that is then in effect for a merger, acquisition or other transaction and related distributions of securities) to use its reasonable best efforts to cause each holder, directly or indirectly, of at least 1% of any Share Capital of the Company purchased from the Company at any time other than in a public offering so to agree); provided that with respect to registrations effected pursuant to Section 2.2, each Holder of Registrable Securities shall only be required to agree to one such period of restriction on Transfer in any 365-day period.

                  (b) The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 hereof or postponed pursuant to Section 3.4 hereof, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not Transfer any Registrable Securities (other than as part of such underwritten public offering, a registration on Form S-8 or any successor or similar form that is then in effect or upon the conversion, exchange or exercise of any then outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for Registrable Securities or on Form S-4 or any successor or similar form that is then in effect for a merger, acquisition or other transaction and related distributions of securities) during the time period reasonably requested by the managing underwriter, not to exceed 90 days from the effective date of the registration statement.

                  SECTION 3.4 Company Right to Postpone Registration. The Company shall be entitled to postpone for a reasonable period of time (but not exceeding 120 days) the filing or effectiveness of any registration statement otherwise required to be prepared and filed by it pursuant to this Agreement if the Company determines (i) in its good faith judgment after consultation with its external U.S. securities counsel of nationally recognized standing that such registration and offering would require premature disclosure of material information which the Company has a bona fide business purpose for preserving as confidential or (ii) in its good faith judgment after consulting with an Independent Investment Banking Firm that the filing of the registration statement and the related sale of securities of the Company would be reasonably likely to have an adverse affect on the Company's financing plans or any planned material transaction involving the Company, including, without limitation, sales of securities of the Company, in each case provided that the Company promptly gives the Holders of Registrable Securities requesting registration thereof pursuant to Section 2.1 written notice of such delay. If the Company shall so postpone the filing or effectiveness of a registration statement, such Holders of Registrable Securities requesting registration thereof pursuant to Section 2.1 shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which Holders of Registrable Securities are entitled pursuant to Section 2.1 hereof. The Company shall not be permitted to postpone registration pursuant to this Section 3.4 more than once in any 365-day period.

                  SECTION 3.5 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.


                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

                  SECTION 4.1 Indemnification. (a) In the event of any registration of any securities of the Company under the Securities Act pursuant this Agreement, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by all applicable laws, each seller of any Registrable Securities covered by such registration statement, its directors, officers, affiliates, employees, shareholders, members and general and limited partners (and the directors, officers, affiliates, employees, shareholders, members and general and limited partners thereof), each other Person who participates as an underwriter in the offering or sale of such securities, each director, officer, employee, shareholder, member or general and limited partner of such underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act, together with the documents incorporated by reference therein or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or listing particulars or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the Transfer of such securities by such seller.

                  (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 2.1 or 2.2, any underwriter) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 4.1) to the extent permitted by law the Company, its directors and officers, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus or listing particulars, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount that any such Holder shall be required to pay pursuant to this Section 4.1(b) and
Section 4.2 shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim.

                  (c) Indemnification similar to that specified in the preceding paragraph (a) of this Section 4.1 (with appropriate modifications) shall be given by the Company with respect to any required registration or other qualification of securities under any U.S. state securities and "blue sky" laws.

                  (d) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4.1, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 4.1, except to the extent the indemnifying party is materially prejudiced thereby, and shall not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Article IV. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if (i) the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; (ii) such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party; or (iii) representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction who shall be approved by the majority of the participating Holders in the registration in respect of which such indemnification is sought), and, to the fullest extent permitted by all applicable laws, the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (x) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (e) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the Transfer of the Registrable Securities by any such party.

                  (f) The indemnification and contribution required by this
Section 4.1 and Section 4.2 shall be made by periodic payments of reasonable frequency of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  SECTION 4.2 Contribution. (a) If for any reason the indemnity provided for in Section 4.1 is unavailable or is insufficient to hold harmless an indemnified party under Sections 4.1(a), (b) or (c) in respect of any Claims or expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the indemnifying party's consent, which consent shall not be unreasonably withheld), then each indemnifying party, in lieu of indemnifying such indemnified party, shall, to the fullest extent permitted by all applicable laws, contribute to the amount paid or payable by such indemnified party as a result of such Claims or expenses (i) as between the Company and the Holders of Registrable Securities covered by a registration statement, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holders, on the one hand, and the underwriters, on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Holders, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (ii) as between the Company, on the one hand, and each holder of Registrable Securities covered by a registration statement, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Holders, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Holders bear to the total underwriting discounts and commissions received by the underwriters. The relative fault of the Company and such Holders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Holders or by the underwriters. The relative fault of the Company, on the one hand, and of each such Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (b) The Company and the Holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this
Section 4.2 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the next preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the next preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 4.2, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such holder were offered to the public exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute pursuant to this Section 4.2 is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders and not joint. The aggregate amount that any such Holder shall be required to pay pursuant to this Section 4.2 and Section 4.1(b) shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim.

                                   ARTICLE V

                               GENERAL PROVISIONS

                  SECTION 5.1 Rule 144. The Company covenants and agrees that
(i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph
(c)(1) of Rule 144 under the Securities Act), and (ii) it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (y) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                  SECTION 5.2 Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

                  SECTION 5.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 5.4 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION.

                  SECTION 5.5 Judgment Currency. The Company agrees that, if a judgment or order given or made by any court for the payment of any amount due to the Subscribers hereunder is expressed in currency (the "judgment currency") other than the currency (the "denomination currency") in which such amount is payable, to the fullest extent permitted by all applicable laws, it shall indemnify the Subscribers against any deficiency arising or resulting from any variation in rates of exchange between the date as of which the amount in the denomination currency is notionally converted into the amount in the judgment currency for the purposes of such judgement or order and the date of actual payment thereof. This indemnity shall constitute a separate and independent obligation from the other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of any amounts so due in respect hereof under any such judgment or order.

                  SECTION 5.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

                  SECTION 5.7 Effective Date. This Agreement shall become effective immediately upon the Closing.

                  SECTION 5.8 Entire Agreement; No Third Party Beneficiaries.
(a) This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

                  (b) Except for the provisions of Article IV relating to Indemnified Parties, this Agreement shall be binding upon and inure solely to the benefit of each party hereto and their permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 5.9 Assignment. Except as expressly provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties hereto, and any attempt to make any such assignment without such consent shall be null and void; provided, however, that the Subscribers may, without the consent of any of the other parties to this Agreement, (i) assign its rights and obligations hereunder to any Person or Persons to whom it is entitled to assign the Participating Shares in accordance with the Subscription Agreement, subject to such Person or Persons agreeing to be bound by the terms of this Agreement and (ii) subject to compliance with the terms of the legend set forth in Section 5.12 of the Subscription Agreement, transfer any or all of the Participating Shares to one or more other Persons. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

                  SECTION 5.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                  SECTION 5.11 Remedies. (a) Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

                  (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  SECTION 5.12 Notices. Any notice, request, claim, demand or other communication under this Agreement shall be in writing, shall be either personally delivered, delivered by facsimile transmission or sent by reputable overnight courier service (charges prepaid) to the address for such Person set forth below or such other address as the recipient party has specified by prior written notice to the other parties hereto and shall be deemed to have been given hereunder when receipt is acknowledged for personal delivery or facsimile transmission or one day after deposit with a reputable overnight courier service:

                  (a)  if to the Subscribers:

                           c/o The Cypress Group
                           65 East 55th Street, 19th Floor
                           New York, New York 10022
                           Fax: (212) 705-0199
                           Attention: James L. Singleton

                           with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY 10017
                           Fax: (212) 455-2502
                           Attention: Glenn M. Reiter, Esq.

                  (b)  if to the Company:

                           Danka Business Systems PLC
                           107 Hammersmith Road
                           London W14 OQH, England
                           Fax: (011-44-171) 603-8448
                           Attention: Corporate Secretary
                           with copies to:

                           Danka Holding Company
                           11201 Danka Circle North
                           St. Petersburg, Florida 33716
                           Fax: (727) 579-2880
                           Attention: General Counsel

                           Altheimer & Gray
                           10 South Wacker Drive
                           Chicago, IL 60606
                           Fax: (312) 715-4800
                           Attention:  Richard F. Levy, Esq.
                                       Peter H. Lieberman, Esq.
                                       Jon E. Lowe, Esq.


                  SECTION 5.13 Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, order, writ, injunction, judgment, fine or decree outstanding or suit, litigation, proceeding, arbitral action, investigation or claim, including, without limitation, those involving any Governmental Authority ("Litigation") in any court or before any Governmental Authority arising out of or relating to this Agreement and the transactions contemplated hereby and further agrees that service of any process, summons, notice or document by U.S. mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York sitting in the Borough of Manhattan in the City of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

                  SECTION 5.14 Interpretation. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.



                                             DANKA BUSINESS SYSTEMS PLC



                                             By:
                                                -------------------------------
                                                Name:
                                                Title:




         [Signatures for this Agreement continue on the following page]

                                    CYPRESS MERCHANT BANKING
                                    PARTNERS
                                    II L.P.

                                         By: Cypress Associates II LLC, its
                                             General Partner



                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                    CYPRESS MERCHANT BANKING C.V.

                                         By: Cypress Associates II LLC, its
                                             Managing General Partner



                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                    55TH STREET PARTNERS II L.P.

                                         By: Cypress Associates II LLC, its
                                             General Partner



                                         By:
                                             ----------------------------------
                                             Name:
                                             Title: